IVY FUNDS

Delaware Ivy Accumulative Fund
Delaware Ivy Wilshire Global Allocation Fund
Delaware Ivy Strategic Income Fund
(formerly Ivy Apollo Strategic Income Fund)
Delaware Ivy California Municipal High Income Fund
Delaware Ivy Corporate Bond Fund
Delaware Ivy Crossover Credit Fund
Delaware Ivy Government Securities Fund
Delaware Ivy Emerging Markets Local Currency Debt Fund
(formerly Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)
Delaware Ivy Total Return Bond Fund
(formerly Delaware Ivy Pictet Targeted Return Bond Fund)
Delaware Ivy High Yield Fund
(formerly Ivy PineBridge High Yield Fund)
Delaware Ivy International Small Cap Fund
Delaware Ivy Multi-Asset Income Fund
(formerly Ivy Apollo Multi-Asset Income Fund)
Delaware Sustainable Equity Income Fund
(formerly Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)

(each, a “Fund” and together, the “Funds”)

Supplement to each Fund’s Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and Statement of Additional Information (each, an “SAI” and together, the “SAIs”)

1.	Investing in a share class – Choosing a share class

The following replaces the disclosure as applicable for certain share classes of each Fund in the sections of the Prospectuses entitled “Investing in the Funds – Choosing a share class” in its entirety:

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.
Class A, Class C, Class R and Class Y shares have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain existing investors or programs sponsored by certain intermediaries that were eligible under prior eligibility requirements may continue to invest in a particular share class.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from a Fund’s share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. Each Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more  information about available share classes as not all share classes may be made available.

Class A
•	Class A shares have an upfront sales charge that is noted in the Class A sales charges table below.
•	If you invest the amounts noted in the Class A sales charges table below, your front-end sales charge will be reduced.
•	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.
•	Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.
•	Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class I and Class R6 shares.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you  redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•	Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.
•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net  assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

•	You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.
•	Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, Class I, and Class R6 shares.
•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.
 Class I
•	Class I shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.
•	Class I shares are not subject to a CDSC.
•	Class I shares do not assess a 12b-1 fee.
•	Class I shares are available for purchase only by the following:
•
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

•	tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;
•
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

•
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Class I shares (use of the Class I shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

•
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Class I shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class I shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Class I shares through a no-commission network or platform;

•
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Class I shares in such programs; or

•	private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Class I shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
•	Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.
•	Class R6 shares do not assess a 12b-1 fee.
•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.
•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•	Class R6 shares may not be available through certain financial intermediaries.
2.	Buying Class A shares at net asset value

The following replaces the disclosure in the section of the Prospectuses entitled “Buying Class A shares at net asset value – Sales Charge Waivers for Certain Investors” in its entirety:

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. Certain existing investors or programs sponsored by certain intermediaries that were eligible to purchase Class A shares of a Fund at NAV may continue to be eligible to purchase Class A shares at NAV. The Fund reserves the right to modify or terminate these arrangements at any time.
•	Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.
•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a

Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.
•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.
•	Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.
•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Class I, if applicable.
•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•	Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.
•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.
•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•	Purchases by certain participants of particular group retirement plans as described in the SAI.
•	Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.
•	Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.
3.	Waivers of contingent deferred sales charges

The following replaces the disclosure in the section of the Prospectuses entitled “Waivers of contingent deferred sales charges – Contingent Deferred Sales Charge” in its entirety:
Waivers of contingent deferred sales charges
Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. As applicable, Class R, Class I, Class R6, and Class Y shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs. Your financial intermediary may offer waivers for certain account types or programs that may be different than what is noted below.  See the “Broker-defined sales charge waiver policies” section or contact your financial intermediary for information on program availability.
CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:
•	Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.
•
Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•	Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.
•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•	Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI, as applicable.
•	Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.
1 Qualified plans that are fully redeemed at the direction of the plan’s fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.
4.	Low balance accounts

The following is added to the beginning of the section of the Prospectuses entitled “Low balance accounts”:

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.
For Class R, Class I, Class R6, and Class Y shares, as applicable, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days' written notice to you.

5.	Exchanging Y to A for legacy Ivy Funds

The following, as applicable, is added to the applicable section of the Prospectuses entitled “Investor Services – Exchange of Shares”:

Except as otherwise noted, if you hold Class Y shares of a Fund, you are permitted to exchange all or part of your Class Y shares only for Class Y shares of other Delaware Funds or, if Class Y shares are not available for a particular fund, for the Class A shares of such fund. You will pay any applicable sales charge on your new shares unless eligible to purchase shares at NAV. Contact your plan sponsor, plan fiduciary or other financial intermediary for information about exchanging your shares.

The following replaces, as applicable, the disclosure related to redemptions and exchanges in the section of the SAIs entitled “Redemption and Exchange”:

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of the fund. Holders of Class R shares of a Fund are permitted to exchange all or part of their Class R shares only for Class R shares of other Delaware Funds or, if Class R shares are not available for a particular fund, for the Class A shares of such fund. Holders of Class Y shares of a Fund are permitted to exchange all or part of their Class Y shares only for Class Y shares of other Delaware Funds or, if Class Y shares are not available for a particular fund, for the Class A shares of such fund. You will pay any applicable sales charge on your new shares unless eligible to purchase shares at NAV. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

6.	Right to discontinue offering shares and/or to merge or liquidate a share class

The following replaces the disclosure related to the Funds’ right to discontinue offering shares at any time and/or to merge or liquidate a share class in the sections of the Prospectuses and SAIs in its entirety:

To the extent authorized by law, the Funds reserve the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class. For any blocked accounts involving a liquidating fund, a shareholder’s account may be moved into Delaware Investments Ultrashort Fund if no instruction is given upon receipt of a fund’s pending liquidation.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2022.